                                                                   EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 3 to Registration Statement No. 333-42607 on Form S-4 of GeoLogistics Corporation, formerly International Logistics Limited, of our reports dated September 8, 1997 and March 17, 1998, appearing in the Prospectus, which is a part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


DELOITTE & TOUCHE LLP
Chicago, Illinois
April 24, 1998